Exhibit 99(a)

News Release

5 Sarnowski Drive, Glenville, New York, 12302
(518) 377-3311 Fax: (518) 381-3668

Subsidiary: Trustco Bank	NASDAQ -- TRST

Contact:	Kevin T. Timmons
Vice President/Treasurer
(518) 381-3607

TrustCo Announces Second Quarter 2016 Earnings

Executive Snapshot:

•	Continued solid financial results:
o	Key metrics for second quarter of 2016 results:
▪	Net income of $10.5 million in the second quarter of 2016 compared to $10.4 million in the first quarter of 2016 and $10.7 million in the second quarter of 2015
▪	Operating expenses increased $1.8 million in the second quarter of 2016 compared to the second quarter of 2015
▪	Return on average assets (ROA) of 0.88%
▪	Return on average equity (ROE) of 9.88%
▪	Efficiency ratio of 57.70%

•	Asset quality remains solid:
o	Asset quality measures improved compared to the second quarter of 2015
o	Nonperforming assets (NPAs) fell by $5.7 million compared to June 30, 2015
o	NPAs to total assets improved from 0.81% to 0.68% compared to June 30, 2015
o	Quarterly net chargeoffs decreased to 0.14% of average loans on an annualized basis, compared to 0.15% for the second quarter of 2015

•	Continued expansion of customer base:
o	Focus on capitalizing on opportunities presented by expanded branch network
o	Average deposits per branch grew $493 thousand from June 30, 2015 to June 30, 2016 on a same store basis
o	Average deposits per branch were $28.8 million at June 30, 2016
o	Average core deposits were $47 million higher in the second quarter of 2016 compared to the second quarter of 2015

•	Loan portfolio reaches all-time high:
o	Average loans were up $100 million for the second quarter of 2016 compared to second quarter of 2015
o	At $3.34 billion as of June 30, 2016, loans reached an all-time high

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FOR IMMEDIATE RELEASE:

TrustCo Announces Second Quarter 2016 Earnings

Glenville, New York – July 21, 2016

TrustCo Bank Corp NY (TrustCo, Nasdaq: TRST) today announced second quarter of 2016 net income of $10.5 million compared to $10.4 million  for the first quarter of 2016 and $10.7 million for the second quarter of 2015.

Robert J. McCormick, President and Chief Executive Officer noted, “We are pleased to be able to report stable earnings despite added operating costs related to regulatory issues and a difficult operating environment.  Our continued focus on traditional lending criteria and conservative balance sheet management has enabled us to produce stable earnings, maintain strong liquidity and capital and allowed us to continue to grow our business and take advantage of changes in market and competitive conditions.”

Mr. McCormick also noted, “We consider our second quarter 2016 results to be solid and are encouraged by the increase in pre-tax earnings from the first quarter of 2016.  In terms of our core business, we continue to make progress by adding the customer relationships which ultimately drive future growth.  Our highly liquid balance sheet continues to allow us to fund our loan growth without having to overpay for deposits.  We will continue taking advantage of opportunities as they are presented during the balance of 2016.  Recent merger activity between our competitors may provide us with additional opportunities to add customers.”

TrustCo saw continued solid loan growth in the second quarter of 2016 compared to the prior year.  Loan portfolio expansion was funded by deposit growth and capital expansion.  The continued shift toward loans helped offset the margin impact from continued comparatively low yields on cash and investments.  The growth in average deposits in the second quarter of 2016 versus the prior year was led by lower cost core deposits.  TrustCo’s strong liquidity position continues to allow the Company to take advantage of opportunities when interest rate conditions change.

For the second quarter of 2016, return on average assets and return on average equity were 0.88% and 9.88%, respectively, compared to 0.91% and 10.66% for the second quarter of 2015.  Diluted earnings per share were $0.109 for the second quarter of 2016, compared to $0.113 for the second quarter of 2015.  As discussed in recent quarters, increased operating costs in response to regulatory concerns have hampered earnings.  Higher expenses were anticipated in order to fulfill operating and regulatory requirements.  We took aggressive action to meet these requirements during 2015 and costs related to those actions have continued into 2016.  While some of these costs will be recurring, others will diminish over time.

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For the first six months of 2016, diluted net income per share was $0.219, compared to $0.225 for the first six months of 2015.  Return on average assets and equity were 0.88% and 9.93% for the first six months of 2016, compared to 0.92% and 10.78% for the first six months of 2015.

Average loans were up $100.2 million or 3.1% in the second quarter of 2016, over the same period in 2015.  Loan growth was constrained by an $11.5 million decline in commercial loans, which have become less attractive on a risk adjusted basis.  Average residential loans, our primary lending focus, were up $110.7 million or 4.2% in the second quarter of 2016, over the same period in 2015.  Average deposits were up $33.9 million or 0.8% for the second quarter of 2016 over the same period a year earlier.  The increase in deposits came from core deposit accounts, which consist of checking, savings and money market deposits.  Average core deposits increased $47.0 million from the second quarter of 2015 to the second quarter of 2016, while average time deposit balances declined $13.2 million.  Core deposits typically represent longer term customer relationships and are generally lower cost than time deposits.  Mr. McCormick noted that, “The year-over-year growth of our loans and core deposit base reflect the long term strategic focus of the Company.”

“While some banks have backed away from branches, a customer friendly branch franchise continues to be the key to our long term plans.  We continue to make good progress expanding loans and deposits throughout our entire branch network.  We expect that trend to continue as the newer branches continue to mature.”

“At June 30, 2016, our average branch size was $28.8 million.  We have always designed our branches to be smaller and more cost effective than those built by many of our competitors.  We use open floor plans that help maximize the value of our branches.  We remain mindful that fully achieving our goals for newer branches will take time and continued work.  We believe success in growing customer relationships provides basic building blocks that will help drive profit growth for the coming years.”

Asset quality and loan loss reserve measures mostly improved versus both June 30, 2015 and as compared to December 31, 2015.  Nonperforming loans (NPLs) were $28.2 million at June 30, 2016, compared to $32.5 million at June 30, 2015 and $28.3 million at December 31, 2015.  During the quarter, $1.2 million of nonperforming loans were sold.  NPLs were equal to 0.84% of total loans at June 30, 2016, compared to 1.00% a year earlier and 0.86% at December 31, 2015.  The coverage ratio, or allowance for loan losses to NPLs, was 156.0% at June 30, 2016, compared to 140.3% at June 30, 2015 and 158.4% at December 31, 2015.  Nonperforming assets (NPAs) were at $32.8 million at June 30, 2016 compared to $38.6 million at June 30, 2015 and $34.7 million at December 31, 2015.  The ratio of loan loss allowance to total loans was 1.32% as of June 30, 2016, compared to 1.41% at June 30, 2015 and to 1.36% at December 31, 2015 and reflects both the improvement in asset quality and economic conditions in our lending areas.  The allowance for loan losses was $44.1 million at June 30, 2016 compared to $45.6 million at June 30, 2015 and $44.8 million at December 31, 2015.  Net chargeoffs for the second quarter of 2016 decreased nominally versus both the second quarter of 2015 and the first quarter of 2016, to $1.1 million.  The net chargeoff ratio was 0.14% for the second quarter of 2016.  The provision for loan losses was flat versus both the second quarter of 2015 and the first quarter of 2016.

The net interest margin for the second quarter of 2016 was 3.09% compared to 3.13% in the first quarter of 2016 and 3.07% in the second quarter of 2015.

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At June 30, 2016 the equity to asset ratio was 8.91%, compared to 8.49% at June 30, 2015 and 8.73% at December 31, 2015.  The tangible equity ratio was 8.90% compared to 8.48% at June 30, 2015 and 8.72% at December 31, 2015.  GAAP book value per share at June 30, 2016 was $4.51 compared to $4.23 a year earlier and tangible book value per share was $4.50 and $4.23, respectively.  Non-GAAP measures are discussed on page 13.

TrustCo Bank Corp NY is a $4.8 billion savings and loan holding company and through its subsidiary, Trustco Bank, operated 145 offices in New York, New Jersey, Vermont, Massachusetts, and Florida at June 30, 2016.

In addition, the Bank’s Financial Services Department offers a full range of investment services, retirement planning and trust and estate administration services. The common shares of TrustCo are traded on the NASDAQ Global Select Market under the symbol TRST.

A conference call to discuss Second Quarter 2016 results will be held at 9:00 a.m. Eastern Time on July 22, 2016.  Those wishing to participate in the call may dial toll-free 1-888-339-0764.  International callers must dial 1-412-902-4195.  Please ask to be joined into the TrustCo Bank Corp NY / TRST call.  A replay of the call will be available for thirty days by dialing 1-877-344-7529 (1-412-317-0088 for international callers), Conference Number 10089498. The call will also be audio webcast at: http://services.choruscall.com/links/trst160722.html, and will be available for one year.

Safe Harbor Statement
All statements in this news release that are not historical are forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended.  Forward-looking statements can be identified by words such as "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "will" and similar references to future periods. Examples of forward-looking statements include, among others, statements we make regarding our expectations for our performance during 2016 and for the growth of loans and deposits throughout our branch network, our ability to capitalize on economic changes in the areas in which we operate and the extent to which higher expenses to fulfill operating and regulatory requirements recur or diminish over time.  Such forward-looking statements are subject to factors that could cause actual results to differ materially for TrustCo from those discussed. TrustCo wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The following important factors, among others, in some cases have affected and in the future could affect TrustCo’s actual results and could cause TrustCo’s actual financial performance to differ materially from that expressed in any forward-looking statement:  our ability to continue to originate a significant volume of one-to-four family mortgage loans in our market areas; our ability to continue to maintain noninterest expense and other overhead costs at reasonable levels relative to income; our ability to comply with the supervisory agreement entered into with Trustco Bank’s regulator and potential regulatory actions if we fail to comply; restrictions or conditions imposed by our regulators on our operations that may make it more difficult for us to achieve our goals; the future earnings and capital levels of Trustco Bank and the continued ability of Trustco Bank under regulatory rules and the supervisory agreement to distribute capital to TrustCo, which could affect our ability to pay dividends; results of examinations of Trustco Bank and TrustCo by our respective regulators; our ability to make accurate assumptions and judgments regarding the credit risks associated with lending and investing activities; the effect of changes in financial services laws and regulations and the impact of other governmental initiatives affecting the financial services industry; the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board, inflation, interest rates, market and monetary fluctuations; the perceived overall value of our products and services by users, including in comparison to competitors’ products and services and the willingness of current and prospective customers to substitute competitors’ products and services for our products and services; real estate and collateral values; changes in accounting policies and practices, as may be adopted by the bank regulatory agencies, the FASB or PCAOB; changes in local market areas and general business and economic trends, as well as changes in consumer spending and saving habits; our success at managing the risks involved in the foregoing and managing our business; and other risks and uncertainties under the heading “Risk Factors” in our most recent annual report on Form 10-K and in our subsequent quarterly reports on Form 10-Q or other securities filings.

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TRUSTCO BANK CORP NY
GLENVILLE, NY

FINANCIAL HIGHLIGHTS

(dollars in thousands, except per share data) (Unaudited)
	Three Months Ended
	06/30/16		03/31/16	06/30/15
Summary of operations
Net interest income (TE)	$36,311		36,196	35,690
Provision for loan losses	800		800	800
Net gain on securities transactions	668		-	-
Noninterest income, excluding net gain on securities transactions	4,531		4,572	4,454
Noninterest expense	23,974		23,439	22,131
Net income	10,464		10,409	10,727

Per common share
Net income per share:
- Basic	$0.110		0.109	0.113
- Diluted	0.109		0.109	0.113
Cash dividends	0.066		0.066	0.066
Tangible Book value at period end	4.50		4.43	4.23
Market price at period end	6.41		6.06	7.03

At period end
Full time equivalent employees	801		784	760
Full service banking offices	145		145	146

Performance ratios
Return on average assets	0.88%		0.89	0.91
Return on average equity	9.88		9.98	10.66
Efficiency (1)	57.70		56.22	54.71
Net interest spread (TE)	3.03		3.07	3.01
Net interest margin (TE)	3.09		3.13	3.07
Dividend payout ratio	59.89		60.13	58.15

Capital ratio at period end
Consolidated tangible equity to tangible assets (2)	8.90		8.87	8.48

Asset quality analysis at period end
Nonperforming loans to total loans	0.84		0.92	1.00
Nonperforming assets to total assets	0.68		0.76	0.81
Allowance for loan losses to total loans	1.32		1.34	1.41
Coverage ratio (3)	1.6	x	1.5	1.4

(1)
Calculated as noninterest expense (excluding ORE income/expense) divided by taxable equivalent net interest income plus noninterest income (excluding net securities transactions and gain on sale of nonperforming loans).

(2)	The tangible equity ratio excludes $553 of intangibles from both equity and assets.
(3)	Calculated as allowance for loan losses divided by total nonperforming loans.

TE = Taxable equivalent.

Page | 5

FINANCIAL HIGHLIGHTS, Continued

(dollars in thousands, except per share data)
(Unaudited)

	Six Months Ended
	06/30/16	06/30/15
Summary of operations
Net interest income (TE)	$72,508	70,875
Provision for loan losses	1,600	1,600
Net gain on securities transactions	668	249
Noninterest income, excluding net gain on securities transactions	9,103	8,828
Noninterest expense	47,412	43,988
Net income	20,875	21,442

Per common share
Net income per share:
- Basic	$0.219	0.226
- Diluted	0.219	0.225
Cash dividends	0.131	0.131
Tangible Book value at period end	4.50	4.23
Market price at period end	6.41	7.03

Performance ratios
Return on average assets	0.88%	0.92
Return on average equity	9.93	10.78
Efficiency (1)	56.96	54.45
Net interest spread (TE)	3.05	3.02
Net interest margin (TE)	3.11	3.08
Dividend payout ratio	60.00	58.14

(1)
Calculated as noninterest expense (excluding ORE income/expense) divided by taxable equivalent net interest income plus noninterest income (excluding net securities transactions and gain on sale of nonperforming loans).

TE = Taxable equivalent.

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CONSOLIDATED STATEMENTS OF INCOME

(dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended
	6/30/2016	3/31/2016	12/31/2015	9/30/2015	6/30/2015
Interest and dividend income:
Interest and fees on loans	$35,652	35,605	35,930	35,631	35,343
Interest and dividends on securities available for sale:
U. S. government sponsored enterprises	404	255	256	584	366
State and political subdivisions	13	14	16	23	23
Mortgage-backed securities and collateralized mortgage obligations-residential	2,169	2,116	2,233	2,230	2,276
Corporate bonds	-	-	-	-	-
Small Business Administration-guaranteed participation securities	450	476	482	497	503
Mortgage-backed securities and collateralized mortgage obligations-commercial	38	36	37	37	38
Other securities	4	4	4	4	4
Total interest and dividends on securities available for sale	3,078	2,901	3,028	3,375	3,210

Interest on held to maturity securities:
Mortgage-backed securities and collateralized mortgage obligations-residential	374	402	425	461	480
Corporate bonds	154	154	154	153	154
Total interest on held to maturity securities	528	556	579	614	634

Federal Reserve Bank and Federal Home Loan Bank stock	118	120	120	113	118

Interest on federal funds sold and other short-term investments	832	844	494	408	423
Total interest income	40,208	40,026	40,151	40,141	39,728

Interest expense:
Interest on deposits:
Interest-bearing checking	116	114	115	117	111
Savings	604	604	608	603	599
Money market deposit accounts	467	496	513	537	547
Time deposits	2,460	2,373	2,375	2,544	2,500
Interest on short-term borrowings	262	257	278	290	300
Total interest expense	3,909	3,844	3,889	4,091	4,057

Net interest income	36,299	36,182	36,262	36,050	35,671

Provision for loan losses	800	800	1,300	800	800
Net interest income after provision for loan losses	35,499	35,382	34,962	35,250	34,871

Noninterest income:
Trustco Financial Services income	1,512	1,605	1,489	1,351	1,478
Fees for services to customers	2,737	2,661	2,704	2,770	2,691
Net gain on securities transactions	668	-	2	-	-
Other	282	306	235	244	285
Total noninterest income	5,199	4,572	4,430	4,365	4,454

Noninterest expenses:
Salaries and employee benefits	8,934	9,003	8,042	7,834	8,164
Net occupancy expense	3,918	4,088	3,884	3,929	3,878
Equipment expense	1,840	1,514	1,530	1,596	1,803
Professional services	2,098	2,146	2,067	2,238	2,066
Outsourced services	1,425	1,551	1,585	1,425	1,425
Advertising expense	570	729	592	668	733
FDIC and other insurance	1,949	1,990	2,055	2,202	1,017
Other real estate expense, net	423	519	570	806	201
Other	2,817	1,899	2,783	2,766	2,844
Total noninterest expenses	23,974	23,439	23,108	23,464	22,131

Income before taxes	16,724	16,515	16,284	16,151	17,194
Income taxes	6,260	6,106	6,104	5,535	6,467

Net income	$10,464	10,409	10,180	10,616	10,727
Net income per common share:
- Basic	$0.110	0.109	0.107	0.112	0.113

- Diluted	0.109	0.109	0.107	0.111	0.113

Average basic shares (in thousands)	95,487	95,365	95,256	95,149	95,056
Average diluted shares (in thousands)	95,580	95,412	95,349	95,234	95,190

Note: Taxable equivalent net interest income	$36,311	36,196	36,278	36,069	35,690

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CONSOLIDATED STATEMENTS OF INCOME

(dollars in thousands, except per share data)
(Unaudited)

	Six Months Ended
	6/30/2016	6/30/2015

Interest and dividend income:
Interest and fees on loans	$71,257	70,326
Interest and dividends on securities available for sale:
U. S. government sponsored enterprises	659	578
State and political subdivisions	27	48
Mortgage-backed securities and collateralized mortgage obligations-residential	4,285	4,669
Corporate bonds	-	1
Small Business Administration-guaranteed participation securities	926	1,025
Mortgage-backed securities and collateralized mortgage obligations-commercial	74	75
Other securities	8	8
Total interest and dividends on securities available for sale	5,979	6,404

Interest on held to maturity securities:
Mortgage-backed securities-residential	775	958
Corporate bonds	308	308
Total interest on held to maturity securities	1,083	1,266

Federal Reserve Bank and Federal Home Loan Bank stock	238	234

Interest on federal funds sold and other short-term investments	1,677	823
Total interest income	80,234	79,053

Interest expense:
Interest on deposits:
Interest-bearing checking	230	216
Savings	1,208	1,257
Money market deposit accounts	962	1,164
Time deposits	4,833	4,934
Interest on short-term borrowings	519	646
Total interest expense	7,752	8,217

Net interest income	72,482	70,836

Provision for loan losses	1,600	1,600
Net interest income after provision for loan losses	70,882	69,236

Noninterest income:
Trust department income	3,117	3,131
Fees for services to customers	5,398	5,215
Net gain on securities transactions	668	249
Other	588	482
Total noninterest income	9,771	9,077

Noninterest expenses:
Salaries and employee benefits	17,937	16,645
Net occupancy expense	8,006	7,986
Equipment expense	3,354	3,745
Professional services	4,244	3,573
Outsourced services	2,976	2,850
Advertising expense	1,299	1,333
FDIC and other insurance	3,939	2,082
Other real estate (income) expense, net	942	625
Other	4,715	5,149
Total noninterest expenses	47,412	43,988

Income before taxes	33,241	34,325
Income taxes	12,366	12,883

Net income	$20,875	21,442

Net income per Common Share:
- Basic	$0.219	0.226

- Diluted	0.219	0.225

Average basic shares (thousands)	95,426	95,002
Average diluted shares (thousands)	95,496	95,132

Note: Taxable equivalent net interest income	$72,508	70,875

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CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

(dollars in thousands)
(Unaudited)

	6/30/2016	3/31/2016	12/31/2015	9/30/2015	6/30/2015
ASSETS:

Cash and due from banks	$39,787	37,373	41,698	42,560	37,574
Federal funds sold and other short term investments	718,609	722,805	676,458	655,512	641,011
Total cash and cash equivalents	758,396	760,178	718,156	698,072	678,585

Securities available for sale:
U. S. government sponsored enterprises	116,595	66,920	86,737	103,492	152,082
States and political subdivisions	974	974	1,290	1,963	1,969
Mortgage-backed securities and collateralized mortgage obligations-residential	404,138	422,189	411,729	413,878	429,205
Small Business Administration-guaranteed participation securities	87,740	89,053	90,416	94,038	95,323
Mortgage-backed securities and collateralized mortgage obligations-commercial	10,374	10,307	10,180	10,491	10,399
Other securities	685	685	685	685	685
Total securities available for sale	620,506	590,128	601,037	624,547	689,663

Held to maturity securities:
Mortgage-backed securities and collateralized mortgage obligations-residential	40,702	43,595	46,490	50,027	53,576
Corporate bonds	9,982	9,979	9,975	9,971	9,967
Total held to maturity securities	50,684	53,574	56,465	59,998	63,543

Federal Reserve Bank and Federal Home Loan Bank stock	9,579	9,480	9,480	9,480	9,480

Loans:
Commercial	195,698	198,765	203,415	208,794	209,399
Residential mortgage loans	2,786,951	2,737,784	2,721,173	2,707,944	2,669,929
Home equity line of credit	352,069	356,163	359,325	356,337	354,946
Installment loans	8,476	8,667	9,391	8,930	8,674
Loans, net of deferred fees and costs	3,343,194	3,301,379	3,293,304	3,282,005	3,242,948
Less:
Allowance for loan losses	44,064	44,398	44,762	45,149	45,571
Net loans	3,299,130	3,256,981	3,248,542	3,236,856	3,197,377

Bank premises and equipment, net	36,793	37,360	37,643	37,506	38,100
Other assets	55,825	55,561	63,669	59,358	64,589

Total assets	$4,830,913	4,763,262	4,734,992	4,725,817	4,741,337

LIABILITIES:
Deposits:
Demand	$376,669	359,060	365,081	354,162	355,783
Interest-bearing checking	766,322	746,562	754,347	719,071	713,001
Savings accounts	1,282,006	1,272,394	1,262,194	1,237,549	1,250,154
Money market deposit accounts	577,063	595,585	610,826	617,103	633,239
Time deposits	1,178,567	1,168,887	1,107,930	1,168,908	1,185,264
Total deposits	4,180,627	4,142,488	4,100,378	4,096,793	4,137,441

Short-term borrowings	190,542	169,528	191,226	184,405	170,750
Accrued expenses and other liabilities	29,479	28,221	30,078	32,327	30,687

Total liabilities	4,400,648	4,340,237	4,321,682	4,313,525	4,338,878

SHAREHOLDERS' EQUITY:
Capital stock	99,071	98,973	98,973	98,964	98,964
Surplus	171,174	171,113	171,443	171,788	171,988
Undivided profits	192,356	188,159	184,009	180,093	175,721
Accumulated other comprehensive income (loss), net of tax	2,395	73	(4,781)	(1,174)	(5,927)
Treasury stock at cost	(34,731)	(35,293)	(36,334)	(37,379)	(38,287)

Total shareholders' equity	430,265	423,025	413,310	412,292	402,459

Total liabilities and shareholders' equity	$4,830,913	4,763,262	4,734,992	4,725,817	4,741,337

Outstanding shares (in thousands)	95,493	95,369	95,262	95,149	95,056

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NONPERFORMING ASSETS

(dollars in thousands)
(Unaudited)

Nonperforming Assets

06/30/16	03/31/16	12/31/15	09/30/15	06/30/15
New York and other states*
Loans in nonaccrual status:
Commercial	$2,690	2,762	3,024	3,699	3,263
Real estate mortgage - 1 to 4 family	23,559	25,669	23,273	26,059	27,366
Installment	49	74	90	69	79
Total non-accrual loans	26,298	28,505	26,387	29,827	30,708
Other nonperforming real estate mortgages - 1 to 4 family	45	47	48	50	74
Total nonperforming loans	26,343	28,552	26,435	29,877	30,782
Other real estate owned	4,602	5,208	6,120	5,893	5,833
Total nonperforming assets	$30,945	33,760	32,555	35,770	36,615

Florida
Loans in nonaccrual status:
Commercial	$-	-	-	-	-
Real estate mortgage - 1 to 4 family	1,900	1,802	1,817	2,054	1,678
Installment	-	-	8	9	10
Total non-accrual loans	1,900	1,802	1,825	2,063	1,688
Other nonperforming real estate mortgages - 1 to 4 family	-	-	-	-	-
Total nonperforming loans	1,900	1,802	1,825	2,063	1,688
Other real estate owned	-	476	335	-	275
Total nonperforming assets	$1,900	2,278	2,160	2,063	1,963

Total
Loans in nonaccrual status:
Commercial	$2,690	2,762	3,024	3,699	3,263
Real estate mortgage - 1 to 4 family	25,459	27,471	25,090	28,113	29,044
Installment	49	74	98	78	89
Total non-accrual loans	28,198	30,307	28,212	31,890	32,396
Other nonperforming real estate mortgages - 1 to 4 family	45	47	48	50	74
Total nonperforming loans	28,243	30,354	28,260	31,940	32,470
Other real estate owned	4,602	5,684	6,455	5,893	6,108
Total nonperforming assets	$32,845	36,038	34,715	37,833	38,578

Quarterly Net Chargeoffs (Recoveries)
06/30/16	03/31/16	12/31/15	09/30/15	06/30/15
New York and other states*
Commercial	$67	224	672	3	50
Real estate mortgage - 1 to 4 family	973	771	963	1,159	933
Installment	77	70	35	26	24
Total net chargeoffs	$1,117	1,065	1,670	1,188	1,007

Florida
Commercial	$-	-	(2)	(3)	(1)
Real estate mortgage - 1 to 4 family	16	83	6	33	167
Installment	1	16	13	4	-
Total net chargeoffs	$17	99	17	34	166

Total
Commercial	$67	224	670	-	49
Real estate mortgage - 1 to 4 family	989	854	969	1,192	1,100
Installment	78	86	48	30	24
Total net chargeoffs	$1,134	1,164	1,687	1,222	1,173

Asset Quality Ratios
06/30/16	03/31/16	12/31/15	09/30/15	06/30/15

Total nonperforming loans(1)	$28,243	30,354	28,260	31,940	32,470
Total nonperforming assets(1)	32,845	36,038	34,715	37,833	38,578
Total net chargeoffs(2)	1,134	1,164	1,687	1,222	1,173

Allowance for loan losses(1)	44,064	44,398	44,762	45,149	45,571

Nonperforming loans to total loans	0.84%	0.92%	0.86%	0.97%	1.00%
Nonperforming assets to total assets	0.68%	0.76%	0.73%	0.80%	0.81%
Allowance for loan losses to total loans	1.32%	1.34%	1.36%	1.38%	1.41%
Coverage ratio(1)	156.0%	146.3%	158.4%	141.4%	140.3%
Annualized net chargeoffs to average loans(2)	0.14%	0.14%	0.21%	0.15%	0.15%
Allowance for loan losses to annualized net chargeoffs(2)	9.7	x	9.5	x	6.6	x	9.3	x	9.7	x

*	Includes New York, New Jersey, Vermont and Massachusetts.
(1)	At period-end
(2)	For the period ended

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DISTRIBUTION OF ASSETS, LIABILITIES AND SHAREHOLDERS' EQUITY-
INTEREST RATES AND INTEREST DIFFERENTIAL

(dollars in thousands) (Unaudited)	Three months ended June 30, 2016			Three months ended June 30, 2015
	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate

Assets

Securities available for sale:
U. S. government sponsored enterprises	$107,190	404	1.51%	$114,279	366	1.28%
Mortgage backed securities and collateralized mortgage obligations-residential	445,162	2,169	1.95	441,754	2,276	2.06
State and political subdivisions	955	19	7.96	1,939	36	7.36
Corporate bonds	-	-	-	956	0	0.00
Small Business Administration-guaranteed participation securities	87,801	450	2.05	98,894	503	2.03
Mortgage backed securities and collateralized mortgage obligations-commercial	10,321	38	1.47	10,600	38	1.41
Other	677	4	2.36	685	4	2.34

Total securities available for sale	652,106	3,084	1.89	669,107	3,223	1.93

Federal funds sold and other short-term Investments	668,395	832	0.50	683,110	423	0.25

Held to maturity securities:
Corporate bonds	9,981	154	6.17	9,965	154	6.17
Mortgage backed securities and collateralized mortgage obligations-residential	42,188	374	3.55	55,509	480	3.46

Total held to maturity securities	52,169	528	4.05	65,474	634	3.87

Federal Reserve Bank and Federal Home Loan Bank stock	9,576	118	4.93	9,466	118	4.99

Commercial loans	198,938	2,563	5.15	210,424	2,710	5.15
Residential mortgage loans	2,759,024	29,725	4.31	2,648,320	29,371	4.44
Home equity lines of credit	354,897	3,179	3.58	354,053	3,092	3.50
Installment loans	8,316	191	9.19	8,226	176	8.60

Loans, net of unearned income	3,321,175	35,658	4.29	3,221,023	35,349	4.39

Total interest earning assets	4,703,421	40,220	3.42	4,648,180	39,747	3.42

Allowance for loan losses	(44,754)			(46,190)
Cash & non-interest earning assets	136,724			137,329

Total assets	$4,795,391			$4,739,319

Liabilities and shareholders' equity

Deposits:
Interest bearing checking accounts	$759,546	116	0.06%	$706,767	111	0.06%
Money market accounts	580,100	467	0.32	635,347	547	0.35
Savings	1,273,575	604	0.19	1,249,865	599	0.19
Time deposits	1,177,084	2,460	0.84	1,190,234	2,500	0.84

Total interest bearing deposits	3,790,305	3,647	0.38	3,782,213	3,757	0.40
Short-term borrowings	181,247	262	0.58	182,829	300	0.66

Total interest bearing liabilities	3,971,552	3,909	0.39	3,965,042	4,057	0.41

Demand deposits	370,781			344,982
Other liabilities	27,121			25,591
Shareholders' equity	425,937			403,704

Total liabilities and shareholders' equity	$4,795,391			$4,739,319

Net interest income, tax equivalent		36,311			35,690

Net interest spread			3.03%			3.01%

Net interest margin (net interest income to total interest earning assets)			3.09%			3.07%

Tax equivalent adjustment		(12)			(19)

Net interest income		36,299			35,671

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DISTRIBUTION OF ASSETS, LIABILITIES AND SHAREHOLDERS' EQUITY-
INTEREST RATES AND INTEREST DIFFERENTIAL

(dollars in thousands) (Unaudited)	Six months ended June 30, 2016			Six months ended June 30, 2015
	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate

Assets

Securities available for sale:
U. S. government sponsored enterprises	$91,111	659	1.45%	$96,172	578	1.20%
Mortgage backed securities and collateralized mortgage obligations-residential	428,831	4,285	2.00	459,980	4,669	2.03
State and political subdivisions	1,034	41	7.93	2,015	74	7.31
Corporate bonds	-	-	-	1,226	1	0.16
Small Business Administration-guaranteed participation securities	89,206	926	2.08	100,270	1,025	2.05
Mortgage backed securities and collateralized mortgage obligations-commercial	10,357	74	1.43	10,635	75	1.41
Other	682	8	2.35	685	8	2.34

Total securities available for sale	621,221	5,993	1.93	670,983	6,430	1.92

Federal funds sold and other short-term Investments	671,990	1,677	0.50	668,269	823	0.25

Held to maturity securities:
Corporate bonds	9,979	308	6.17	9,964	308	6.17
Mortgage backed securities and collateralized mortgage obligations-residential	43,650	775	3.55	57,419	958	3.34

Total held to maturity securities	53,629	1,083	4.04	67,383	1,266	3.76

Federal Reserve Bank and Federal Home Loan Bank stock	9,527	238	5.00	9,348	234	5.01

Commercial loans	200,152	5,180	5.18	214,713	5,506	5.13
Residential mortgage loans	2,742,918	59,348	4.33	2,621,417	58,329	4.46
Home equity lines of credit	356,857	6,358	3.56	353,161	6,153	3.51
Installment loans	8,488	383	9.02	8,011	351	8.84

Loans, net of unearned income	3,308,415	71,269	4.31	3,197,302	70,339	4.41

Total interest earning assets	4,664,782	80,260	3.44	4,613,285	79,092	3.44

Allowance for loan losses	(45,013)			(46,392)
Cash & non-interest earning assets	136,138			138,319

Total assets	$4,755,907			$4,705,212

Liabilities and shareholders' equity

Deposits:
Interest bearing checking accounts	$747,322	230	0.06%	$692,445	216	0.06%
Money market accounts	591,937	962	0.33	636,596	1,164	0.37
Savings	1,268,021	1,208	0.19	1,239,737	1,257	0.20
Time deposits	1,155,773	4,833	0.84	1,185,363	4,934	0.84

Total interest bearing deposits	3,763,053	7,233	0.38	3,754,141	7,571	0.41
Short-term borrowings	178,683	519	0.58	187,560	646	0.69

Total interest bearing liabilities	3,941,736	7,752	0.39	3,941,701	8,217	0.42

Demand deposits	364,503			336,741
Other liabilities	27,019			25,817
Shareholders' equity	422,649			400,953

Total liabilities and shareholders' equity	$4,755,907			$4,705,212

Net interest income, tax equivalent		72,508			70,875

Net interest spread			3.05%			3.02%

Net interest margin (net interest income to total interest earning assets)			3.11%			3.08%

Tax equivalent adjustment		(26)			(39)

Net interest income		72,482			70,836

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Non-GAAP Financial Measures Reconciliation

Tangible book value per share and tangible equity as a percentage of tangible assets at period end are non-GAAP financial measures derived from GAAP-based amounts. We calculate tangible equity and tangible assets by excluding the balance of intangible assets from shareholders’ equity and total assets, respectively. We calculate tangible book value per share by dividing tangible equity by common shares outstanding, as compared to book value per common share, which we calculate by dividing shareholders’ equity by common shares outstanding. We calculate tangible equity as a percentage of tangible assets at period end by dividing tangible equity by tangible assets at period end. We believe that this is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of risk-based capital ratios.

The efficiency ratio is a non-GAAP measure of expense control relative to revenue from net interest income and fee income.  We calculate the efficiency ratio by dividing total noninterest expenses as determined under GAAP, but excluding other real estate expense, net, by net interest income (fully taxable equivalent) and total noninterest income as determined under GAAP, but excluding net gains on the sale of nonperforming loans and securities from this calculation.  We believe that this provides a reasonable measure of primary banking expenses relative to primary banking revenue.

We believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our financial position, results and ratios. Our management internally assesses our performance based, in part, on these measures.  However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures. As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. A reconciliation of the non-GAAP measures of tangible common equity, tangible book value per share, efficiency ratio, net income and net income per share to the underlying GAAP numbers is set forth below.

NON-GAAP FINANCIAL MEASURES RECONCILIATION

(dollars in thousands, except per share amounts) (Unaudited)
	06/30/16	03/31/16	06/30/15
Tangible Book Value Per Share

Equity	$430,265	423,025	402,459
Less: Intangible assets	553	553	553
Tangible equity	429,712	422,472	401,906

Shares outstanding	95,493	95,369	95,056
Tangible book value per share	4.50	4.43	4.23
Book value per share	4.51	4.44	4.23

Tangible Equity to Tangible Assets
Total Assets	4,830,913	4,763,262	4,741,337
Less: Intangible assets	553	553	553
Tangible assets	4,830,360	4,762,709	4,740,784

Tangible Equity to Tangible Assets	8.90%	8.87%	8.48%
Equity to Assets	8.91%	8.88%	8.49%

	3 Months Ended			6 Months Ended
Efficiency Ratio	06/30/16	03/31/16	06/30/15	06/30/16	06/30/15

Net interest income	$36,299	36,182	35,671	72,482	70,836
Taxable equivalent adjustment	12	14	19	26	39
Net interest income (fully taxable equivalent)	36,311	36,196	35,690	72,508	70,875
Non-interest income	5,199	4,572	4,454	9,771	9,077
Less: Net gain on sale of nonperforming loans	24	-	60	24	60
Less: Net gain on securities	668	-	-	668	249
Revenue used for efficiency ratio	40,818	40,768	40,084	81,587	79,643

Total noninterest expense	23,974	23,439	22,131	47,412	43,988
Less: Other real estate expense, net	423	519	201	942	625
Expense used for efficiency ratio	23,551	22,920	21,930	46,470	43,363

Efficiency Ratio	57.70%	56.22%	54.71%	56.96%	54.45%

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